TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Tenth Amendment"), made and entered into as of the 8th day of August, 2007, by and among SMF Energy Corporation, a Delaware corporation (hereinafter referred to as "SMF"), successor by merger to Streicher Mobile Fueling, Inc., a Florida corporation, SMF Services, Inc., a Delaware corporation (hereinafter referred to as "SSI"), H & W Petroleum Company, Inc., a Texas corporation (hereinafter referred to as "H & W" and, collectively with SMF and SSI, as "Borrower") and Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Florida) (hereinafter referred to as "Lender").

R E C I TA L  S

A. On September 26, 2002, Streicher Mobile Fueling, Inc. ("STR") and Lender entered into a Loan and Security Agreement (the "Loan Agreement"), which, among other things, established a revolving line of credit (the "Revolving Loans") by Lender in favor of STR.

B. STR and Lender executed a Consent and First Amendment to Loan and Security Agreement dated as of March 31, 2003 (the "First Amendment"), which, among other things, consented to certain subordinated debt of STR and modified certain defined terms in the Loan Agreement.

C. STR and Lender executed a Second Amendment to Loan and Security Agreement dated as of August 29, 2003 (the "Second Amendment"), which, among other things, (1) permitted STR to incur certain additional secured Indebtedness, and (2) released Lender's security interest in the patents (including the related trade names utilized in such patents) constituting a portion of the Collateral, subject to the terms and conditions stated therein.

D. STR and Lender executed a Third Amendment to Loan and Security Agreement dated as of August 30, 2003 (the "Third Amendment"), which, among other things, modified certain terms of the Loan Agreement in order to reflect that the amount of the additional secured Indebtedness contemplated by the Second Amendment exceeded the actual amount thereof.

E. STR, SSI and Lender executed a Fourth Amendment to Loan and Security Agreement dated as of February 18, 2005 (the "Fourth Amendment"), which, among other things, added SSI as an additional borrower under the Revolving Loans, extended the term of the Loan Agreement, and modified the applicable Interest Rate, the unused line fee and certain covenants of the Loan Agreement.

F. STR, SSI, H & W and Lender executed a Fifth Amendment to Loan and Security Agreement dated as of October 1, 2005 (the "Fifth Amendment"), which, among other things, added H & W as an additional borrower under the Revolving Loans, extended the term of the Loan Agreement, increased the Maximum Credit amount for the Revolving Loans, added certain inventory to the Borrowing Base, decreased the applicable Interest Rate, and modified certain covenants and other terms of the Loan Agreement.

G. STR, SSI, H & W and Lender executed a Sixth Amendment to Loan and Security Agreement effective as of March 31, 2006 (the "Sixth Amendment"), which, among other things, (1) added (a) an Interest Rate option based on the London interbank offered rate and (b) certain leased Vehicles and Equipment to the Excluded Assets from the Collateral, and (2) amended the capital expenditures covenant of the Loan Agreement.

H. STR, SSI, H & W and Lender executed a Seventh Amendment to Loan and Security Agreement dated as of September 26, 2006 (the "Seventh Amendment"), which, among other things, amended Sections 1.4 and 9.10 of the Loan Agreement limiting Borrower's loans and advances to other persons and increasing the amount of the Maximum Credit for Revolving Loans.

I. On February 14, 2007, STR merged with and into SMF, and, contemporaneously therewith, Borrower and Lender executed an Assumption Agreement and Eighth Amendment to Loan and Security Agreement, dated as of February 14, 2007 (the "Eighth Amendment"), pursuant to which, among other things, SMF assumed all of STR's obligations as a Borrower under the Loan Agreement and the other Financing Agreements (as defined in the Loan Agreement) to which STR is a party.

J. Borrower and Lender executed a Ninth Amendment to Loan and Security Agreement dated as of February 15, 2007 (the "Ninth Amendment"), which, among other things, extended the maturity date of the Loan Agreement from September 25, 2007, to June 30, 2008, and modified certain financial covenants.

K. Borrower and Lender desire to amend the Loan Agreement to, among other things, (1) permit SMF to refinance the August 2003 Indebtedness, the January 2005 Indebtedness and the September 2005 Indebtedness (as such terms are defined in the Loan Agreement) (collectively, the "Prior Indebtedness"), and (2) modify certain financial covenants, and Lender is agreeable to same, subject to the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants of the parties hereto, and for other good and valuable consideration, it is agreed as follows:

1. The statements in the foregoing Recitals are true and correct and are incorporated herein as if set forth in full.

2. Unless otherwise defined herein, all terms used herein shall have the definitions specified in the Loan Agreement, as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and the Ninth Amendment (collectively, the "Prior Amendments"); all references hereinafter made to the Loan Agreement shall include the modifications thereto effectuated pursuant to the Prior Amendments.

3. Borrower confirms and acknowledges that the principal balance of Revolving Loans outstanding under the Loan Agreement as of the close of business on July 26, 2007, was $14,064,511.46, which amount, together with all accrued interest, fees and other charges under the Loan Agreement are due and payable without any defense, set-off or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower).

4. The Loan Agreement is hereby modified as follows (all references to Sections and Subsections being the applicable Sections and Subsections of the Loan Agreement):

(a)	Section 1.69 of the Loan Agreement is amended and restated in its entirety to read as follows:

1.69 "Excluded Assets" shall mean (a) all Vehicles owned by Borrower, including but not limited to those listed on Schedule A, including future additions, parts, accessories, attachments, substitutions, repairs, related intangibles and improvements and replacements to or of any Vehicle; (b) all tanks, pumps, pans, totes, hoses, reels, gauges, filling machines, compressors, dollies, piston mounts, jug molds, flow meters, steam cleaners, fuel delivery control systems, filtration units, blending units, hydraulic lifts, hurricane generators, hurricane equipment, and any other similar Equipment (collectively, "Field Equipment"), owned by SSI, including future additions, parts, accessories, attachments, substitutions, repairs, related intangibles and improvements and replacements; (c) all Field Equipment owned by H & W, including future additions, parts, accessories, attachments, substitutions, repairs, related intangibles and improvements and replacements; (d) certain Field Equipment listed on Schedule A and shown on Schedule A as owned by SMF, including any future additions, parts, accessories, attachments, substitutions, repairs, related intangibles and improvements and replacements to such Field Equipment; (e) certain other Equipment (other than Field Equipment) listed on Schedule A and shown on Schedule A as owned by SMF, including any parts, repairs or improvements thereto, but excluding any future additions, accessories, attachments, substitutions, related intangibles or replacements to such other Equipment; (f) all of SMF's right, title and interest in and to certain patents listed on Schedule A and shown on Schedule A as owned by SMF; (g) certain Equipment (other than Field Equipment) listed on Schedule A and shown on Schedule A as owned by SSI or H & W, including future additions, parts, accessories, attachments, substitutions, repairs, improvements and replacements thereof, (h) any proceeds from the sale, assignment, or other transfer of any of the assets listed in the preceding subclauses (a), (b), (c), (d), (e), (f) or (g) including, without limitation, proceeds of insurance; and (i) approximately $1,141,000 in cash proceeds from prior sales of Vehicles and Field Equipment being held in an interest bearing account as of the date of the Tenth Amendment to this Agreement, by the trustee for certain holders of subordinated Indebtedness, in order to be applied to the purchase of replacement Field Equipment and Vehicles by Borrower, that will also secure the August 2007 Indebtedness. For the avoidance of doubt, the "Excluded Assets" shall not include any Accounts of any

Borrower or any other right to payment arising out of or derived from the sale of Inventory or the rendition of services by any Borrower.

(b)	Section 9.8(g) of the Loan Agreement, reading as follows, is added immediately after Section 9.9(f):

and (g) liens on the Excluded Assets securing the August 2007 Indebtedness.

(c)	Section 9.9(g) of the Loan Agreement is amended and restated in its entirety to read as follows:

(i) Indebtedness of SMF evidenced by the 11½% Senior Secured Convertible Promissory Notes due December 31, 2009, dated as of August 8, 2007, in the aggregate principal amount of $10,609,225 (the "August 2007 Indebtedness") and secured by a security interest in the Excluded Assets, pursuant to documentation on terms satisfactory to Lender (Lender hereby acknowledging that the terms contained in draft documentation delivered to Lender on July 12, 2007 was satisfactory to Lender) and provided that the August 2007 Indebtedness is subject at all times to the terms of that certain Subordination Agreement dated as of July 13, 2007, among 1041 Partners, L.P. (and such other loan holders as may join as a party to such subordination agreement as contemplated therein), Borrower and Lender, a copy of which subordination agreement is attached as Exhibit A to the Tenth Amendment to this Agreement.

(d)	Sections 9.9(h) and 9.9(i) of the Loan Agreement are deleted in their entireties from the Loan Agreement.

(e)	Section 9.22 of the Loan Agreement is amended and restated in its entirety to read as follows:

9.22 Excess Availability. Borrower shall maintain at all times Excess Availability as determined by Lender in an amount not less than $750,000.

(f)	Schedule A to the Loan Agreement is deleted in its entirety and replaced with Schedule A attached hereto.

5. Each and every reference to the Loan Agreement in the other Financing Agreements shall be deemed to refer to the Loan Agreement, as modified by this Tenth Amendment.

6. The effectiveness of the amendments contained in Section 4 and Section 5 of this Tenth Amendment is subject to satisfactory compliance with conditions precedent requiring that Lender shall have received:

(a)
copies of the final executed documents evidencing or securing the 11½% Senior Secured Convertible Notes due December 31, 2009, made by SMF in favor of certain noteholders with American National Bank as the indenture trustee (the "2007 Offering"), all in form and substance satisfactory to Lender;

(b)
all requisite corporate action and proceedings in connection with this Tenth Amendment and the other Financing Agreements shall be satisfactory in form and substance to Lender, and Lender shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Lender or its counsel may have requested in connection therewith, such documents, where requested to be certified by appropriate corporate officers or governmental authorities; and

(c)	such additional documents, instruments and agreements as are required hereunder as well as those which Lender or its counsel may reasonably request.

7. Notwithstanding any other provision of the Loan Agreement or the Prior Amendments, Lender agrees that the proceeds of the 2007 Offering shall be used first by Borrower to repay the Prior Indebtedness, including any unpaid principal, pre-payment penalties and accrued interest thereon.

8. Lender hereby waives any right under Article III of the Indenture for the January 2005 Indebtedness and under Article III of the Indenture for the September 2005 Indebtedness to require the full forty five (45) days notice of the redemption of the January 2005 Indebtedness and the September 2005 Indebtedness, respectively, with the proceeds of the 2007 Offering.

9. Borrower represents and warrants to Lender that, except as has been otherwise disclosed to Lender in writing, the representations and warranties contained in the Loan Agreement and all related loan documentation are true and correct on and as of the date hereof (with the same force and effect as if made on and as of the date hereof, other than representations and warranties made as of a specific date which shall be deemed made as of such date) and with respect to this Tenth Amendment and the related documentation referenced herein, and that no Default or Event of Default shall have occurred and be continuing. Specifically, (a) SMF represents and warrants that its Certificate of Incorporation and Bylaws, certified on February 14, 2007, were not amended on or subsequent to their aforesaid certification date, (b) SSI represents and warrants that its Certificate of Incorporation and Bylaws, certified on February 18, 2005, were not amended on or subsequent to their aforesaid certification date, and (c) H & W represents and warrants that its Articles of Incorporation and Bylaws, certified on October 1, 2005, were not amended on nor subsequent to their aforesaid certification date.

10. Borrower acknowledges and confirms that all Collateral furnished in connection with the Loan Agreement, except the Excluded Assets, continues to secure the Obligations and indebtedness thereunder, and the security interests and liens granted by the Borrower in the Collateral other than the Excluded Assets to Lender to secure the Obligations are duly perfected, first priority security interests and liens.

11. Borrower shall pay all out-of-pocket expenses incurred by Lender in connection with the preparation for and closing of the transaction contemplated under this Tenth Amendment, including, without limitation, the reasonable fees and expenses of special counsel for Lender. In addition, Borrower shall pay any and all taxes (together with interest and penalties, if any, applicable thereto) and fees, including, without limitation, documentary stamp taxes, now or hereafter required in connection with the execution and delivery of the Loan Agreement, as hereby amended, and all related documents, instruments and agreements.

12. Except as expressly modified herein, all terms and provisions of the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection with the Loan Agreement, shall remain unchanged and in full force and effect; no consent of Lender hereunder shall operate as a waiver or continuing consent with respect to any instance or event other than those specified herein. Neither this Tenth Amendment nor any earlier waiver or amendment of the Loan Agreement will constitute a novation or have the effect of discharging any liability or obligation evidenced by the Loan Agreement or any other Financing Agreements. This Tenth Amendment shall not be deemed to prejudice any rights or remedies which Lender may now have or may have in the future under or in connection with the Loan Agreement or the Financing Agreements or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified. This Tenth Amendment is part of the Loan Agreement and constitutes a Financing Agreement thereunder.

13. All covenants, agreements, representations and warranties contained herein shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender.

14. This Tenth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement. Any manually-executed signature page to this Tenth Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

15. Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

16. This Tenth Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, without giving effect to its conflict of law principles.

17. BORROWER HEREBY RELEASES AND FOREVER DISCHARGES LENDER AND EACH AND EVERY ONE OF ITS DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, LEGAL COUNSEL, AGENTS, PARENTS, SUBSIDIARIES AND AFFILIATES, AND PERSONS EMPLOYED OR ENGAGED BY THEM, WHETHER PAST OR PRESENT (HEREINAFTER COLLECTIVELY REFERRED TO AS THE "LENDER RELEASEES"), OF AND FROM ALL ACTIONS, AGREEMENTS, DAMAGES,

JUDGMENTS, CLAIMS, COUNTERCLAIMS, AND DEMANDS WHATSOEVER, LIQUIDATED OR UNLIQUIDATED, CONTINGENT OR FIXED, DETERMINED OR UNDETERMINED, AT LAW OR IN EQUITY, WHICH BORROWER, HAD, NOW HAS, OR MAY HAVE AGAINST THE LENDER RELEASEES, OR ANY OF THEM, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER TO THE DATE OF THIS TENTH AMENDMENT, WHETHER ARISING OUT OF, RELATED TO OR PERTAINING TO THE OBLIGATIONS, THE FINANCING AGREEMENTS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE NEGOTIATION, CLOSING, ADMINISTRATION, AND FUNDING OF THE OBLIGATIONS OR THE FINANCING AGREEMENTS. BORROWER ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS TENTH AMENDMENT AND THIS PROVISION SHALL SURVIVE PAYMENT IN FULL OF ALL OBLIGATIONS AND TERMINATION OF ALL FINANCING AGREEMENTS.

18. LENDER AND BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS TENTH AMENDMENT OR THE LOAN AGREEMENT AND ANY AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS TENTH AMENDMENT.

[Remainder of page intentionally left blank;
signatures begin on following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Tenth Amendment the day and year first above written.

BORROWER:

SMF ENERGY CORPORATION, a Delaware
corporation, successor by merger to STREICHER
MOBILE FUELING, INC., a Florida corporation

By:  /s/ Richard E. Gathright

Name: Richard E. Gathright
Title: President and Chief Executive Officer

SMF SERVICES, INC., a Delaware corporation

By:  /s/ Richard E. Gathright

Name: Richard E. Gathright
Title: President and Chief Executive Officer

H & W PETROLEUM COMPANY, INC., a Texas corporation

By:  /s/ Richard E. Gathright

Name: Richard E. Gathright
Title: Chief Executive Officer

LENDER:

WACHOVIA BANK, NATIONAL
ASSOCIATION, successor by merger to
CONGRESS FINANCIAL CORPORATION
(FLORIDA)

By:  /s/ Pat Cloninger

Name: Pat Cloninger
Title: Director

JOINDER

The undersigned: (1) acknowledges and confirms that Lender's loans, advances and credit to Borrower have been, are and will continue to be of direct economic benefit to the undersigned, (2) acknowledges that it has previously waived any right to consent to the foregoing or any future amendment to the Agreement but, nevertheless, consents to all terms and provisions of the foregoing Tenth Amendment which are applicable to it, and agrees to be bound by and comply with such terms and provisions, and (3) acknowledges and confirms that its guarantee in favor of Lender executed in connection with the Agreement is valid and binding and remains in full force and effect in accordance with its terms (without defense, setoff or counterclaim against enforcement thereof), which include, without limitation, its guarantee in connection with the Agreement, as modified by the Tenth Amendment.

GUARANTOR:

STREICHER REALTY, INC., a Florida corporation

By:  /s/ Richard E. Gathright

Name: Richard E. Gathright
Title: President and Chief Executive Officer